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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 22, 2005

                               SUPERIOR ESSEX INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-50514                20-0282396
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

              150 Interstate North Parkway, Atlanta, Georgia 30339
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               (Address of Principal Executive Offices)(Zip Code)

                                 (770) 657-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure
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On August 22, 2005, Superior Essex Inc. (the "Company") issued a press release announcing the successful completion of a consent solicitation and the receipt of the requisite consents to amend certain provisions of the indenture governing the 9% Senior Notes due 2012 issued by its subsidiaries, Superior Essex Communications LP and Essex Group, Inc. These amendments facilitate the previously announced transaction with Nexans to acquire majority control of Nexans' magnet wire operation in Europe through formation of a joint venture combining the Company's UK magnet wire business and Nexans' European magnet wire and enamels businesses. A copy of the press release is furnished herewith as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
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        (a)     Not applicable
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        (b)     Not applicable
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        (c)     Exhibits
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        Exhibit    Description
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        99.1       Press release, dated August 22, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SUPERIOR ESSEX INC.

Dated: August 24, 2005

                                               By:     /s/ David S. Aldridge
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                                               Name:   David S. Aldridge
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer

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